                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
                                 --------------

                                  F O R M  8-K


                                 CURRENT REPORT


                            Pursuant to Regulation FD
                                Rules 100 and 101

       Date of Report (Date of earliest event reported): December 31, 2001



                         CIT Equipment Collateral 2000-1
                         -------------------------------
             (Exact name of registrant as specified in its charter)





                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


    000-30687                                                    22-6846998
-----------------------                               --------------------------------
(Commission File Number)                              (IRS Employer Identification No.)


               c/o Allfirst Financial Center National Association
                         499 Mitchell Road - MC 101-591
                         Millsboro, Delaware      19966

              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (410) 244-4626


                                       N/A

         (Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure.

         CIT EQUIPMENT COLLATERAL 2000-1 is reporting its year end servicing report as of December 31, 2001.

Exhibit 99 - Annual Servicing Report




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CIT EQUIPMENT COLLATERAL 2000-1


                         By: Capita Corporation, f/k/a AT&T Capital Corporation,
                             as Servicer

                         By:     /s/ Eric S. Mandelbaum
                                 ----------------------
                            Name:    Eric S. Mandelbaum
                            Title:   Vice President


Dated: February 5, 2002